UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K
                              ____________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2007

                             ______________________


                               Digital River, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                    000-24643                   41-1901640
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

     9625 West 76th Street, Eden Prairie, MN          55344
     Address of principal executive offices)        (Zip Code)

                                 (952) 253-1234
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

                             ______________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under
    Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under
    Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________


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Item 8.01  Other Events.

On September 5, 2007, Digital River, Inc. (the "Company") issued a press release announcing that on August 31, 2007 it acquired all of the stock of Netgiro Systems AB, a payment service provider located in Stockholm, Sweden. The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

      99.1    Text of press release, dated September 5, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  Digital River, Inc.

Date: September 5, 2007                           By: /s/ Thomas M. Donnelly
                                                      --------------------------

                                                      Thomas M. Donnelly
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit
    No.            Description
-----------        ---------------------------
   99.1            Press release dated September 5, 2007.